---------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (date of earliest event reported): June 1, 2000

                             SIGA TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      000-23047                 13-3864870
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)

420 Lexington Ave., Suite 620
New York, NY                                                     10170
----------------------------------------                       ----------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: (212) 672-9100

                                 Not Applicable.
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On June 1, 2000, Siga Technologies, Inc. ("Siga") issued a press release announcing that it signed a binding letter of intent to acquire Israel-based Hypernix Technologies, Ltd. ("Hypernix"). Under the terms of the letter of intent, upon consummation of the acquisition, Hypernix shareholders will receive three million shares of Siga common stock. Additionally, Siga has agreed to assume approximately $1.25 million in Hypernix liabilities. The consummation of the acquisition remains subject to, among other things, due diligence, execution of a definitive agreement and the approval of the parties' respective stockholders and boards of directors. A copy of such press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits

            99.1 Press Release dated June 1, 2000 regarding Siga Technologies, Inc.'s announcement of its signing a letter of intent to acquire Hypernix Technologies, Ltd.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SIGA TECHNOLOGIES, INC.
                                                (Registrant)


                                            By: /s/ Joshua D. Schein
                                               ---------------------------------
                                               Name: Joshua D. Schein
                                               Title: Chief Executive Officer

Date: June 7, 2000

[LOGO] WOLFE                                                        NEWS RELEASE
AXELROD                 --------------------------------------------------------
WEINBERGER

                                          FOR IMMEDIATE RELEASE
CONTACTS:

David Kaufman
Vice President, Investor Relations        Donald Weinberger
SIGA Technologies, Inc.                   Wolfe Axelrod Weinberger Assoc. LLC
(212) 672-9100                            (212) 370-4500; (212) 370-4505 (fax)

                     SIGA TO ACQUIRE HYPERNIX TECHNOLOGIES,
               DEVELOPER OF POPULAR WEB COMMUNICATION TOOL - GOOEY

New York, NY, June 1, 2000, - SIGA Technologies, Inc. (Nasdaq: SIGA) announced today that it has entered into a binding letter of intent to acquire Israel-based Hypernix Technologies, Ltd. Hypernix is the developer of Gooey, an integrated roving communication platform that has attracted nearly one million Internet users since its launch in June 1999. Hypernix's equity investors include CNET, Allen & Co., and JAFCO Co., Japan's largest venture capital firm. Under the terms of the letter of intent, upon consummation of the acquisition, Hypernix shareholders will receive three million shares of SIGA common stock. Additionally, SIGA has agreed to assume approximately $1.25 million in Hypernix liabilities. The consummation of the acquisition remains subject to, among other things, due diligence, execution of a definitive agreement and the approval of the parties' respective stockholders and boards of directors.

"This acquisition complements SIGA's Internet strategy and creates a product-focused organization with tremendous growth potential," said Joshua D. Schein, Ph.D., SIGA's Chief Executive Officer. "Hypernix will operate under the SIGA Technologies umbrella and we look forward to working with its management and technical staff."

Gooey, Hypernix's flagship product, gives users the power to communicate with others visiting the same sites (via chat and instant messaging) and to receive rich-media broadband content (including streaming video and flash animation) with one dynamic product. By integrating Gooey with the surfing experience, Hypernix introduced the first co-browsing product that instantly connects like-minded people visiting the same Web- site.

                                                                        - More -

    WOLFE AXELROD WEINBERGER ASSOCIATES LLC - 317 Madison Avenue, Suite 515,
              New York, NY 10017 (212) 370-4500 Fax: (212) 370-4505

         Investor Relations - Financial Communications - Media Relations

Based on the overwhelming international acceptance of Gooey, Hypernix is charting the evolution of the product toward an ASP business model. By approaching ISP's, portals and community websites worldwide, Hypernix intends to license special co-branded versions of Gooey and other fully customized packages of its technology. Built to fit the respective needs and requirements of a given client, integrated packages would include enriched features such as: a Java version of Gooey that does not require the download of a client, customer support, and note-posting technology.

"We sought a strategic partner that shared our philosophy and vision," said Shai Adler, Chief Executive Officer of Hypernix. "Together with SIGA we shall strengthen our product line and continue to develop innovative communication tools for Web-sites, organizations and the Internet's growing marketplace of online communities.'

                             ----------------------

About Hypernix

Hypernix (www.hypernix.com) is a privately held company founded in January 1999, with offices in Tel-Aviv, Israel. Globally recognized as a first mover, Hypernix develops and distributes products that expand the ways Internet users interact with each other while online. Since the launch of Gooey, in June 1999, Hypernix has accumulated nearly one million registered users.

About SIGA

SIGA Technologies, Inc. (www.siga.com) is an innovation company with interests in the Internet and biotechnology. PeerFinder(TM), SIGA's Internet product, is a third-generation Instant Messenger that is designed to make the Internet more dynamic and interactive by enabling meaningful conversation within peer groups or between like-minded individuals. SIGA Research Labs, SIGA's biotechnology division, is developing vaccines and antibiotics for the prevention and treatment of serious infectious diseases.

This news release contains forward-looking statements that involve risk and uncertainties. The development of SIGA's products may differ materially from SIGA's expectations. For a discussion of important factors that could affect SIGA's results, the reader is encouraged to refer to SIGA'S Annual Report on Form 10-KSB for the year ended December 31, 1999 and quarterly report on Form 10-QSB for the quarter ended March 31, 2000.


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